UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 29, 2010
(July 27, 2010)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01  Other Events.

    As previously reported, Public Service Company of New Mexico (“PNM”), a wholly owned subsidiary of PNM Resources, Inc. (“PNMR”),  filed a general rate case application with the New Mexico Public Regulation Commission (the “NMPRC”) on June 1, 2010 for rate increases for all PNM retail customers to be effective April 1, 2011. The application proposed separate rate increases for those customers served by PNM (“PNM North”) prior to its acquisition of Texas-New Mexico Power Company (“TNMP”) and for the customers formerly served by TNMP (“PNM South”). The proposed total increase of $165.2 million represents a 22% increase for PNM North and a 20% increase for PNM South.

    The filed revenue requirements are based on a future test period ending December 31, 2011. If the NMPRC grants the entire relief requested, PNM proposes to implement the increase in two steps. As proposed, Phase 1 would become effective April 1, 2011 (PNM North:  $111.1 million; 16%; PNM South:  $8.7 million; 14%), and Phase 2 would become effective January 1, 2012 (PNM North:  $41.7 million, 6%; PNM South:  $3.6 million, 6%). PNM also proposed to implement a Fuel and Purchased Power Adjustment Clause for PNM South. This is the first rate case filing in New Mexico proposing a future test year consistent with recently enacted legislation in New Mexico.

The NMPRC had earlier suspended implementation of new rates until April 1, 2011 and had scheduled a hearing to begin on December 1, 2010.  The NMPRC staff, the New Mexico Attorney General, and the Albuquerque-Bernalillo County Water Utility Authority had each filed motions to either dismiss the case or extend the suspension period. After PNM had responded to the other parties’ motions, the NMPRC issued an order (the “Order”) on July 27, 2010. The NMPRC granted the other parties’ motions in part. The NMPRC (i) determined that PNM's rate filing was incomplete, (ii) ordered PNM to supplement its rate application, (iii) directed that the suspension period not begin to run until PNM's rate application was made complete, and (iv) extended the suspension period by one month.

PNM expects to supplement its rate application in accordance with the Order as soon as possible. However, PNM believes that the Order is erroneous both in its assessment of the completeness of PNM's initial filing and in its application of the governing legal standards. PNM is considering the legal remedies available to it.

A copy of the full Order has been posted on PNMR’s website.  The contents of the website are not part of this Current Report on Form 8-K.

PNM cannot predict the outcome of this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: July 29, 2010	/s/ Thomas G. Sategna
Thomas G. Sategna Vice President and Corporate Controller
(Officer duly authorized to sign this report)